                            POWER OF ATTORNEY



         The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of EquiTrust Series Fund, Inc., EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.


Signature                     Title                                    Date


/s/ Donald G Bartling         Director,                                8-12-99
---------------------         Equitrust Series Fund, Inc.              -------
Donald G. Bartling            Equitrust Money Market Fund, Inc.

                              Trustee,
                              EquiTrust Variable Insurance Series Fund

                              POWER OF ATTORNEY



         The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of EquiTrust Series Fund, Inc., EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.


Signature                      Title                              Date



/s/ John R. Graham             Director,                          Aug. 12, 1999
------------------                                                -------------
John R. Graham                 Equitrust Series Fund, Inc.
                               Equitrust Money Market Fund, Inc.

                               Trustee,
                               EquiTrust Variable Insurance Series Fund

                               POWER OF ATTORNEY



         The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of EquiTrust Series Fund, Inc., EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.


Signature                      Title                                    Date



/s/ Erwin H. Johnson           Director,                                8-12-99
--------------------           Equitrust Series Fund, Inc.              -------
Erwin H. Johnson               Equitrust Money Market Fund, Inc.

                               Trustee,
                               EquiTrust Variable Insurance Series Fund

                               POWER OF ATTORNEY



         The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of EquiTrust Series Fund, Inc., EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.


Signature                     Title                                    Date



/s/ Kenneth C. Kay            Director,                         Aug. 12 - 1999
------------------            Equitrust Series Fund, Inc.       --------------
Kenneth Kay                   Equitrust Money Market Fund, Inc.

                              Trustee,
                              EquiTrust Variable Insurance Series Fund

                              POWER OF ATTORNEY



         The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of EquiTrust Series Fund, Inc., EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.


Signature                     Title                                   Date



/s/ Curtis C. Pietz           Director,                              8/12/99
-------------------           Equitrust Series Fund, Inc.            -------
Curtis C. Pietz               Equitrust Money Market Fund, Inc.

                              Trustee,
                              EquiTrust Variable Insurance Series Fund